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                                  EXHIBIT 32.2
                           SECTION 1350 CERTIFICATION
                           OF CHIEF FINANCIAL OFFICER

In connection with the quarterly report of Flagstar Bancorp, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael W. Carrie, Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2003, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2003                  /s/ Michael W. Carrie
                                           ---------------------
                                           Michael W. Carrie
                                           Executive Director, Treasurer and
                                           Chief Financial Officer